Exhibit 10.6

EXECUTION VERSION

PERFORMANCE GUARANTY

This PERFORMANCE GUARANTY, (this “Agreement”) dated as of January 10, 2020, is between EXELA TECHNOLOGIES, INC. (“Exela”), a Delaware corporation (the “Performance Guarantor”), and TPG SPECIALTY LENDING, INC. (“TSL”), as administrative agent (in such capacity, the “Administrative Agent”) for and on behalf of the Credit Parties and other Secured Parties, from time to time (each of the foregoing, including the Administrative Agent, a “Beneficiary” and, collectively, the “Beneficiaries”) under the Loan and Security Agreement, dated as of the date hereof, among Exela Receivables 1, LLC, a Delaware limited liability company (“Borrower”), Exela Technologies, Inc., as initial servicer (in such capacity, the “Initial Servicer”), the Administrative Agent and PNC Bank, National Association, as LC Bank and Syndication Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). Capitalized terms used and not otherwise defined in this Agreement are used as defined in, or by reference in, the Loan and Security Agreement. The interpretive provisions set out in Section 1.02 of the Loan and Security Agreement shall be incorporated herein and applied in the interpretation of this Agreement.

Section 1.              Undertaking. For value received by it and its Affiliates, Performance Guarantor hereby absolutely, unconditionally and irrevocably assures and undertakes (as primary obligor and not merely as surety) for the benefit of each of the Beneficiaries the due and punctual performance and observance by each Originator and the Initial Servicer (and any of their respective successors or assigns in such capacity which is an Affiliate of Performance Guarantor) of all their respective covenants, agreements, undertakings, indemnities and other obligations or liabilities (including, in each case, those related to any breach by any Originator or the Initial Servicer, as applicable, of its respective representations, warranties and covenants), whether monetary or non-monetary and regardless of the capacity in which incurred (including all of any Originator’s or the Initial Servicer’s payment, Deemed Collections, indemnity or similar obligations), under any of the Transaction Documents (collectively, the “Guaranteed Obligations”), irrespective of: (A) the validity, binding effect, legality, subordination, disaffirmance, enforceability or amendment, restatement, modification or supplement of, or waiver of compliance with, this Agreement, the Transaction Documents or any documents related hereto or thereto, (B) any change in the existence, formation or ownership of, or the bankruptcy or insolvency of, Borrower, any Originator, the Initial Servicer or any other Person, (C) any extension, renewal, settlement, compromise, exchange, waiver or release in respect of any Guaranteed Obligation (or any collateral security therefor, including the property sold, contributed (or purportedly sold or contributed) or otherwise pledged or transferred by any Originator under the Purchase and Sale Agreement) of any party to this Agreement, the other Transaction Documents or any other related documents, (D) the existence of any claim, set-off, counterclaim or other right that Performance Guarantor or any other Person may have against Borrower, any Originator, the Initial Servicer or any other Person, (E) any impossibility or impracticability of performance, illegality, force majeure, act of war or terrorism, any act of any Governmental Authority or any other circumstance or occurrence that might otherwise constitute a legal or equitable discharge or defense available to, or provides a discharge of, any Originator, the Initial Servicer or Performance Guarantor, (F) any Applicable Law affecting any term of any of the Guaranteed Obligations or any Transaction Document, or rights of the Administrative Agent or any other Beneficiary with respect thereto or otherwise, (G) the failure by the Administrative Agent or any Beneficiary to take any steps to perfect and maintain perfected its interest in, or the impairment or release of, any Collateral or (H) any failure to obtain any authorization or approval from or other action by, or to provide any notification to or make any filing, any Governmental Authority required in connection with the performance of the Guaranteed Obligations or otherwise.

Without limiting the generality of the foregoing, Performance Guarantor agrees that if any Originator or the Initial Servicer shall fail in any manner whatsoever to perform or observe any of its respective Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Transaction Document to which it is a party, then Performance Guarantor will itself duly and punctually perform or observe or cause to be performed or observed such Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of the Performance Guarantor hereunder to perform or to observe any Guaranteed Obligation that the Administrative Agent or any other Person shall have first made any request of or demand upon or given any notice to the Performance Guarantor, Borrower, any Originator, the Initial Servicer or any other Person or have initiated any action or proceeding against the Performance Guarantor, Borrower, any Originator, the Initial Servicer or any other Person in respect thereof. Performance Guarantor also hereby expressly waives any defenses based on any of the provisions set forth above and all defenses it may have as a guarantor or a surety generally or otherwise based upon suretyship, impairment of collateral or otherwise in connection with the Guaranteed Obligations whether in equity or at law. Performance Guarantor agrees that its obligations hereunder shall be irrevocable and unconditional. Performance Guarantor hereby also expressly waives diligence, presentment, demand, protest or notice of any kind whatsoever, as well as any requirement that the Beneficiaries (or any of them) exhaust any right to take any action against Borrower, any Originator, the Initial Servicer or any other Person (including the filing of any claims in the event of a receivership or bankruptcy of any of the foregoing), or with respect to any collateral or collateral security at any time securing any of the Guaranteed Obligations, and hereby consents to any and all extensions of time of the due performance of any or all of the Guaranteed Obligations. Performance Guarantor agrees that it shall not exercise or assert any right which it may acquire by way of subrogation under this Agreement unless and until all Guaranteed Obligations shall have been indefeasibly paid and performed in full. For the sake of clarity, and without limiting the foregoing, it is expressly acknowledged and agreed that the Guaranteed Obligations do not include the payment or guaranty of any amounts to the extent such amounts constitute recourse with respect to a Pool Receivable by reason of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor.

Section 2.              Confirmation. Performance Guarantor hereby confirms that the transactions contemplated by the Transaction Documents have been arranged among Borrower, Originator, Initial Servicer and the Beneficiaries, as applicable, with Performance Guarantor’s full knowledge and consent and any amendment, restatement, modification or supplement of, or waiver of compliance with, the Transaction Documents in accordance with the terms thereof by any of the foregoing shall be deemed to be with Performance Guarantor’s full knowledge and consent. Performance Guarantor hereby confirms (i) that on the date hereof, it directly or indirectly owns 100% of the Capital Stock of each Originator and Borrower and (ii) that it is in the best interest of Performance Guarantor to execute this Agreement, inasmuch as Performance Guarantor (individually) and Performance Guarantor and its Affiliates (collectively) will derive substantial direct and indirect benefit from the transactions contemplated by the Loan and Security Agreement and the other Transaction Documents. Performance Guarantor agrees to promptly notify the Administrative Agent in the event that it ceases to directly or indirectly own 100% of the Capital Stock of any Originator or Borrower.

Section 3.              Representations and Warranties. Each of the representations and warranties made by Exela pursuant to Section 7.02 of the Loan and Security Agreement is incorporated by reference herein and made a part hereof, and the Performance Guarantor hereby represents and warrants to the Administrative Agent, the LC Bank and each other Credit Party on the date hereof that each such representation is true and correct.

Section 4.              Covenants. Each of Exela’s covenants set forth in Sections 8.04, 8.05 and 8.06 of the Loan and Security Agreement is incorporated by reference herein and made a part hereof, and the Performance Guarantor hereby agrees to perform such covenants in accordance with the terms of the Loan and Security Agreement.

Section 5.              Miscellaneous.

(a)           Performance Guarantor agrees that any payments hereunder will be applied in accordance with Section 4.01 of the Loan and Security Agreement.

(b)           Any payments hereunder shall be made in full in U.S. Dollars to the Administrative Agent in the United States without any set-off, deduction or counterclaim; and Performance Guarantor’s obligations hereunder shall not be satisfied by any tender or recovery of another currency except to the extent such tender or recovery results in receipt of the full amount of U.S. Dollars required hereunder.

(c)           No amendment or waiver of any provision of this Agreement nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent and Performance Guarantor. No failure on the part of the Administrative Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(d)          This Agreement shall bind and inure to the benefit of the parties hereto, the other Beneficiaries and their respective successors and permitted assigns. Performance Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties hereunder without the prior written consent of the Administrative Agent and each Required Lender. Each of the parties hereto hereby agrees that each of the Beneficiaries not a signatory hereto shall be a third-party beneficiary of this Agreement.

(e)          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(f)            EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(g)           EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

(I)           ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PERFORMANCE GUARANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER TRANSACTION DOCUMENT, OR ANY OF THE GUARANTEED OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, PERFORMANCE GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED HEREIN IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (IV) AGREES THAT CREDIT PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST IT IN THE COURTS OF ANY OTHER JURISDICTION.

(II)          PERFORMANCE GUARANTOR CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE LOAN AND SECURITY AGREEMENT. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 6.             Termination of Performance Guaranty. (a) This Agreement and Performance Guarantor’s obligations hereunder shall remain operative and continue in full force and effect until the later of (i) the Final Payout Date, and (ii) such time as all Guaranteed Obligations are duly performed and indefeasibly paid and satisfied in full, provided, that this Agreement and Performance Guarantor’s obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator, Borrower, Initial Servicer or otherwise, as applicable, as though such payment had not been made or other satisfaction occurred, whether or not the Administrative Agent or any of the Beneficiaries (or their respective assigns) are in possession of this Agreement. No invalidity, irregularity or unenforceability by reason of the bankruptcy, insolvency, reorganization or other similar Applicable Laws, or any other Applicable Law or order of any Governmental Authority thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations, shall impair, affect, or be a defense to or claim against the obligations of Performance Guarantor under this Agreement.

(b)          This Agreement shall survive the insolvency of any Originator, the Initial Servicer, the Borrower, any Beneficiary or any other Person and the commencement of any case or proceeding by or against any Originator, the Initial Servicer, the Borrower or any other Person under any bankruptcy, insolvency, reorganization or other similar Applicable Law. No automatic stay under any bankruptcy, insolvency, reorganization or other similar Applicable Law with respect to any Originator, the Initial Servicer, the Borrower or any other Person shall postpone the obligations of Performance Guarantor under this Agreement.

Section 7.              Set-off. Each Beneficiary (and its assigns) is hereby authorized by Performance Guarantor at any time and from time to time, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by Applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums at any time held by, and other indebtedness at any time owing to, any such Beneficiary to or for the credit to the account of Performance Guarantor, against any and all Guaranteed Obligations of Performance Guarantor, now or hereafter existing under this Agreement.

Section 8.              Entire Agreement; Severability; No Party Deemed Drafter. This Agreement and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable in any action or proceeding on account of the amount of Performance Guarantor’s liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or any Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Agreement.

Section 9.              Expenses. In addition to the rights of indemnification granted under Section 10 hereof, whether or not the transactions contemplated hereby shall be consummated, the Performance Guarantor agrees to pay promptly (a) all of each Beneficiary’s actual and reasonable costs and expenses of preparation of the Transaction Documents and any consents, amendments, waivers or other modifications thereto; (b) all the reasonable fees, expenses and disbursements of counsel to each Beneficiary in connection with the negotiation, preparation, execution and administration of the Transaction Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by the Borrower; (c) all the actual costs and reasonable expenses of creating and perfecting security interests in favor of Administrative Agent, for the benefit of Secured Parties, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Beneficiary and of counsel providing any opinions that any Credit Party may request in respect of the Collateral or security interests created pursuant to the Transaction Documents; (d) all of each Beneficiary’s actual costs and reasonable fees, expenses for, and disbursements of any of such Beneficiary’s auditors, accountants, consultants or appraisers whether internal or external, and all reasonable attorneys’ fees (including allocated costs of internal counsel and expenses and disbursements of outside counsel) incurred by each Beneficiary; (e) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Administrative Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (f) all the actual costs and reasonable expenses of the Beneficiaries in connection with the attendance at any meetings in connection with this Agreement and the other Transaction Documents; (g) all other actual and reasonable costs and expenses incurred by each Beneficiary in connection with the syndication of the Loans and Commitments and the negotiation, preparation and execution of the Transaction Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence of an Unmatured Initial Servicer Default, Initial Servicer Default, Unmatured Event of Default or an Event of Default, all costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Beneficiary in enforcing any Guaranteed Obligations of or in collecting any payments due from any Exela Party hereunder or under the other Transaction Documents by reason of such Unmatured Initial Servicer Default, Initial Servicer Default, Unmatured Event of Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Transaction Documents) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings.

Section 10.            Indemnities by Performance Guarantor. Without limiting any other rights which any Beneficiary may have hereunder or under Applicable Law, Performance Guarantor agrees to indemnify and hold harmless each Beneficiary and each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, members, managers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each a “PG Indemnified Party”) forthwith and on demand from and against any and all damages, losses, claims, liabilities and related costs and expenses (including all filing fees, if any), including reasonable attorneys’, consultants’ and accountants’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) incurred by any of them and arising out of, relating to, resulting from or in connection with: (i) any breach by Performance Guarantor of any of its obligations or duties under this Agreement or any other Transaction Document to which it is a party in any capacity; (ii) the inaccuracy of any representation or warranty made by Performance Guarantor hereunder, under any other Transaction Document to which it is a party in any capacity or in any certificate or statement delivered pursuant hereto or to any other Transaction Document to which it is a party in any capacity; (iii) the failure of any information provided to any such PG Indemnified Party by, or on behalf of, Performance Guarantor, in any capacity, to be true and correct; (iv) the material misstatement of fact or the omission of a material fact or any fact necessary to make the statements contained in any information provided to any such PG Indemnified Party by, or on behalf of, Performance Guarantor, in any capacity, not materially misleading; (v) any negligence or misconduct on Performance Guarantor’s part arising out of, relating to, in connection with, or affecting any transaction contemplated by this Agreement or any other Transaction Document; (vi) the failure by Performance Guarantor to comply with any Applicable Law, rule or regulation with respect to this Agreement, the transactions contemplated hereby, any other Transaction Document to which it is a party in any capacity, the Guaranteed Obligations or otherwise; (vii) the failure of this Agreement to constitute a legal, valid and binding obligation of the Performance Guarantor, enforceable against it in accordance with its terms; (viii) any civil penalty or fine assessed by OFAC or any other Governmental Authority incurred connection with the Transaction Documents as a result of any action of the Performance Guarantor or any of its Affiliates; (ix) any amounts payable by the Administrative Agent to a Collection Account Bank under any Account Control Agreement; or (x) the failure or delay of Collections of Pool Receivables to be deposited directly into a Collection Account; provided, however, notwithstanding anything to the contrary in this Section 10, Indemnified Amounts shall be excluded solely to the extent determined in a final non-appealable judgment by a court of competent jurisdiction to (x) have resulted from the gross negligence or willful misconduct on the part of such PG Indemnified Party or (y) constitute recourse with respect to a Pool Receivable by reason of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor.

Section 11.            Addresses for Notices. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication and e-mail) and faxed, emailed or delivered, to each party hereto, at its address set forth under its name on Schedule A of this Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by (i) facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), (ii) e-mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (iii) notices and communications sent by other means shall be effective when received.

[Signatures Follow]

IN WITNESS WHEREOF, Performance Guarantor has executed this Agreement as of the date first written above.

EXELA TECHNOLOGIES, INC.,
as Performance Guarantor

By:	/s/ James Reynolds
Name:	James Reynolds
Title:	Chief Financial Officer

S-1	Performance Guaranty

ACCEPTED AND ACKNOWLEDGED, as of the date first written above.

TPG SPECIALTY LENDING, INC.,
as Administrative Agent on behalf of the Beneficiaries

By:	/s/ Robert (Bo) Stanley
Name:	Robert (Bo) Stanley
Title:	President

S-2	Performance Guaranty

SCHEDULE A

ADDRESSES FOR NOTICE

If to Performance Guarantor:

Exela Technologies, Inc.
2701 E. Grauwyler Road, Irving, TX 75061
Attn: Secretary
Email: legalnotices@exelatech.com

If to Administrative Agent:

Ross Bruck
TPG Specialty Lending, Inc.
888 7th Avenue, Floor 35
New York, New York 10106
Email: rbruck@tpg.com

With a copy to:

Craig Hamrah
TPG Specialty Lending, Inc.
888 7th Avenue, Floor 35
New York, New York 10106

Schedule A